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                                                                  Exhibit No. 23


                      CONSENT OF INDEPENDENT ACCOUNTANTS


ICF Kaiser International, Inc. 401(k) Plan Committee
Fairfax, Virginia


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-51460) of ICF Kaiser International, Inc. of our report dated June 28, 1999 relating to the financial statements, which appears in this Form 11-K.


                                                      PricewaterhouseCoopers LLP


McLean, Virginia
June 28, 1999